
<ARTICLE>  5
<LEGEND>
                                                          EXHIBIT 27.3

This schedule contains the restatement of summary financial information previously extracted from Textron Inc.'s Consolidated Balance Sheet as of April 1, 1995 and Consolidated Statement of Income for the three months ended April 1, 1995, previously filed electronically with the Commission.
The aforementioned quarterly financial statements were not required to be restated in the Company's Annual Report on Form 8-K dated April 29, 1996 and is qualified in its entirety by reference to such financial statements.

</LEGEND>
<MULTIPLIER> 1000000



<PERIOD-TYPE>                                                          3-MOS
<FISCAL-YEAR-END>                                                DEC-30-1995
<PERIOD-END>                                                      APR-01-1995
<CASH>                                                                    52
<SECURITIES>                                                               0
<RECEIVABLES>                                                          10437
<ALLOWANCES>                                                             265
<INVENTORY>                                                             1267
<CURRENT-ASSETS>                                                           0
<PP&E>                                                                  2722
<DEPRECIATION>                                                          1491
<TOTAL-ASSETS>                                                         16796
<CURRENT-LIABILITIES>                                                      0
<BONDS>                                                                10156
<COMMON>                                                                  12
<PREFERRED-MANDATORY>                                                      0
<PREFERRED>                                                               16
<OTHER-SE>                                                              2952
<TOTAL-LIABILITY-AND-EQUITY>                                           16796
<SALES>                                                                 1554
<TOTAL-REVENUES>                                                        2029
<CGS>                                                                   1278
<TOTAL-COSTS>                                                           1329
<OTHER-EXPENSES>                                                           0
<LOSS-PROVISION>                                                          39
<INTEREST-EXPENSE>                                                       202
<INCOME-PRETAX>                                                          157
<INCOME-TAX>                                                              62
<INCOME-CONTINUING>                                                       95
<DISCONTINUED>                                                            14
<EXTRAORDINARY>                                                            0
<CHANGES>                                                                  0
<NET-INCOME>                                                             109
<EPS-PRIMARY>                                                           1.25
<EPS-DILUTED>                                                           1.25

